United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 9, 2022

Date of Report

High Sierra Technologies, Inc.

(Exact name of Registrant as specified in its Charter)

Colorado	000-52036	84-1344320
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S Employer Identification No.)
Incorporation)

1495 Ridgeview Drive, Suite 230A

Reno, NV 89519

 (Address of Principal Executive Offices)

(775) 410-4100

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

JUMPSTART OUR BUSINESS STARTUPS ACT DISCLOSURE

We qualify as an “emerging growth company,” as defined in Section 2(a)(19) of the Securities Act of 1933 (the “Securities Act”), as amended by the Jumpstart Our Business Startups Act (the “JOBS Act”). An issuer qualifies as an “emerging growth company” if it has total annual gross revenues of less than $1.0 billion during its most recently completed fiscal year, and will continue to be deemed an emerging growth company until the earliest of:

•	the last day of the fiscal year of the issuer during which it had total annual gross revenues of $1.0 billion or more;

•	the last day of the fiscal year of the issuer following the fifth anniversary of the date of the first sale of common equity securities of the issuer pursuant to an effective registration statement;

•	the date on which the issuer has, during the previous three-year period, issued more than $1.0 billion in non-convertible debt; or

•	the date on which the issuer is deemed to be a “large accelerated filer,” as defined in Section 240.12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”).

As an emerging growth company, we are exempt from various reporting requirements. Specifically, we are exempt from the following provisions:

•	Section 404(b) of the Sarbanes-Oxley Act of 2002, which requires evaluations and reporting related to an issuer’s internal controls;

•	Section 14A(a) of the Exchange Act, which requires an issuer to seek shareholder approval of the compensation of its executives not less frequently than once every three (3) years; and

•	Section 14A(b) of the Exchange Act, which requires an issuer to seek shareholder approval of its so-called “golden parachute” compensation, or compensation upon termination of an employee’s employment.

Under the JOBS Act, emerging growth companies may delay adopting new or revised accounting standards that have different effective dates for public and private companies until such time as those standards apply to private companies. We have irrevocably elected not to avail ourselves of this exemption from new or revised accounting standards and, therefore, will be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

FORWARD LOOKING STATEMENTS

There are “forward-looking statements” in this Current Report that are not historical facts. These forward-looking statements can be identified by the use of terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy,” and similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control. For a discussion of these risks, you should read this entire Current Report carefully, along with any Exhibits filed herewith.  Although management believes that the assumptions underlying the forward-looking statements included in this Current Report are reasonable, they do not guarantee our future performance, and actual results or expectations could differ from those contemplated by these forward-looking statements. The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this Current Report will in fact transpire. You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward-looking statements.

NAME REFERENCES

In this Current Report, references to “High Sierra,” the “Company,” “we,” “our,” “us,” and words of similar import refer to “High Sierra Technologies, Inc.,” which is a Colorado corporation.

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Agreement with Boustead Securities

On November 9, 2022, the Company executed an Agreement with Boustead Securities for a Proposed Pre-IPO Financing, Initial Public Offering and Corporate Transactions (the “Agreement”). The Agreement contemplates that Boustead Securities could act as the underwriter of a future public offering of the Company’s securities based on certain terms and conditions described in the Agreement. The Agreement describes, among other things, the success fees or compensation that the Company will be obligated to pay to Boustead Securities in the event that the Company engages in certain transactions described in the Agreement such as a private placement offering, a public offering, merger, acquisition, joint venture, license, etc., during the term of the Agreement or during a tail period (12 months following termination of the Agreement) thereafter. The Agreement terminates upon the later of: (a) eighteen months from the date of the Agreement; (b) twelve months from the closing date of a public offering of the Company’s securities (if one is engaged in); or (c) the mutual agreement of the parties. The Agreement does not contain any obligation on the part of the Company to engage in any such transactions or for Boustead Securities to participate in any such transactions with the Company. In the Agreement, the Company grants to Boustead Securities an irrevocable right of first refusal for approximately two years following the termination of the Agreement to act as the sole investment banker, sole book-runner, sole financial advisor and/or sole placement agent, at Boustead’s sole discretion, for each transaction described in the Agreement.

A copy of the Agreement with Boustead Securities is attached to this Current Report as Exhibit 10.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1	Agreement with Boustead Securities dated November 9, 2022

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGH SIERRA TECHNOLOGIES, INC.

Date:	November 14, 2022	By:	/s/ Gregg W. Koechlein
Gregg W. Koechlein
Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer